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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               February 18, 1999
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       BUILDING ONE SERVICES CORPORATION
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (202) 261-6000
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

Building One services Corporation (the "Company") is filing its restated consolidated financial statements to reflect under the purchase method of accounting certain acquisitions previously accounted for under the pooling-of-interests method of accounting as a result of the Company's decision to repurchase shares of its common stock. These financial statements are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)  Exhibits

99.1  Building One Services Corporation Financial Statements.



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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BUILDING ONE SERVICES CORPORATION


Dated:  February 18, 1999              By:  /s/ F. Traynor Beck
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                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary




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                                 EXHIBIT INDEX

  Exhibit

  99.1      Building One Services Corporation Financial Statements.